                                                                   Exhibit 10.22
                                                                   -------------

                                 T.D. O'Connell
                       Lone Star Steakhouse & Saloon, Inc.
                           224 East Douglas, Suite 700
                           Wichita, Kansas 67202-3424

                                                         As of November 14, 2001

Mr. John D. White
Executive Vice President
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                               Very truly yours,

                                               /s/ T. D. O'Connell
                                               T. D. O'Connell

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ John D. White
                                       --------------------------------------------
                                       John D. White, Executive Vice President

                                Randall H. Pierce
                      Lone Star Steakhouse & Saloon, Inc.
                          224 East Douglas, Suite 700
                           Wichita, Kansas 67202-3424

                                                         As of November 14, 2001

Mr. Jamie B. Coulter
Chief Executive Officer
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                                    Very truly yours,

                                                    /s/  Randall H. Pierce
                                                    Randall H. Pierce

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ John D. White
                                       --------------------------------------------
                                       John D. White, Executive Vice President

                              Gerald T. Aaron, Esq.
                       Lone Star Steakhouse & Saloon, Inc.
                           224 East Douglas, Suite 700
                           Wichita, Kansas 67202-3424

                                                         As of November 14, 2001

Mr. John D. White
Executive Vice President
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                                  Very truly yours,

                                                  /s/ Gerald T. Aaron
                                                  Gerald T. Aaron

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ John D. White
                                       --------------------------------------------
                                       John D. White, Executive Vice President

                               Jeffrey S. Bracken
                       Lone Star Steakhouse & Saloon, Inc.
                           224 East Douglas, Suite 700
                           Wichita, Kansas 67202-3424

                                                         As of November 14, 2001

Mr. John D. White
Executive Vice President
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                                       Very truly yours,

                                                       /s/ Jeffrey S. Bracken
                                                       Jeffrey S. Bracken

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ John D. White
                                       --------------------------------------------
                                       John D. White, Executive Vice President

                                Jamie B. Coulter
                             5251 Spring Valley Road
                               Dallas, Texas 75240

                                                         As of November 14, 2001

Mr. John D. White
Executive Vice President
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                                     Very truly yours,

                                                     /s/ Jamie B. Coulter
                                                     Jamie B. Coulter

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ John D. White
                                       --------------------------------------------
                                       John D. White, Executive Vice President

                                  JOHN D. WHITE
                       LONE STAR STEAKHOUSE & SALOON, INC.
                           224 EAST DOUGLAS, SUITE 700
                           WICHITA, KANSAS 67202-3424

                                                         As of November 14, 2001

Mr. Jamie B. Coulter
Chief Executive Officer
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                                   Very truly yours,

                                                   /s/ John D. White
                                                   John D. White

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ Jamie B. Coulter
                                       --------------------------------------------
                                       Jamie B. Coulter, Chief Executive Officer

                                 Deidra Lincoln
                             5251 Spring Valley Road
                               Dallas, Texas 75240

                                                         As of November 14, 2001

Mr. John D. White
Executive Vice President
Lone Star Steakhouse & Saloon, Inc.
224 East Douglas, Suite 700
Wichita, Kansas 67202-3424

Dear Mr. White

            This letter shall clarify my understanding of certain provisions of the Change of Control Contract dated January 3, 2001 between the Company and me
(the "Contract"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Contract.

            I hereby acknowledge and confirm that Section 1.1(d)(ii) of the
Contract shall be interpreted to mean that if the election, or nomination for election of a new director, was approved by a vote of at least a majority of the
Existing Directors (whether or not such new director was elected or nominated by the stockholders of the Company), such new director shall be considered an
Existing Director. Accordingly, I hereby confirm and acknowledge that Mark
Saltzgaber, Thomas C. LaSorda and Michael A. Ledeen shall be considered Existing
Directors for all purposes under the Contract. Accordingly, the election of such individuals shall not result in a Change of Control under the Contract.

                                                     Very truly yours,

                                                     /s/ Deidra Lincoln
                                                     Deidra Lincoln

AGREED TO AND ACCEPTED BY LONE STAR STEAKHOUSE & SALOON, INC.

                                       /s/ John D. White
                                       --------------------------------------------
                                       John D. White, Executive Vice President